Exhibit 10.6

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of September 15, 2008 (this “Fourth Amendment”), among CALGON CARBON CORPORATION, a corporation organized under the laws of the State of Delaware (the “Company”), CALGON CARBON INVESTMENTS INC., a corporation organized under the laws of the State of Delaware (“Calgon Investments”), CHEMVIRON CARBON LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 02208285 (“Chemviron”), WATERLINK (UK) HOLDINGS LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 03181974 (“Waterlink”), SUTCLIFFE SPEAKMAN LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 029081113 (“Sutcliffe”), LAKELAND PROCESSING LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 02926645 (“Lakeland”), CHARCOAL CLOTH (INTERNATIONAL) LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 02743909 (“Charcoal International”), BSC COLUMBUS, LLC, a limited liability company organized under the laws of the State of Delaware (“BSC”), and CCC COLUMBUS LLC, a limited liability company organized under the laws of the State of Delaware (“Columbus”), the Lenders party hereto, J.P. MORGAN EUROPE LIMITED, as the European Administrative Agent, JPMORGAN CHASE BANK, N.A., as the US Administrative Agent, and J.P. MORGAN SECURITIES, INC., as Sole Bookrunner and Sole Lead Arranger.

WHEREAS, the Loan Parties are party to a Credit Agreement dated as of August 18, 2006, as amended (the “Existing Credit Agreement”), with the Lenders party thereto (the “Lenders”) and the Administrative Agents party thereto (as further amended and modified by this Fourth Amendment and as the same may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Loan Parties, the Administrative Agents and the Lenders have agreed to amend Section 5.10(a) of the Credit Agreement as more fully set forth below.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1. Capitalized Terms.

Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. Amendment to Credit Agreement.

Subject to the terms and conditions set forth herein and in reliance on the representations set forth in Section 3 hereof, the Loan Parties, the Lenders and the Administrative Agents agree that Section 5.10(a) of the Credit Agreement be, and it hereby is, amended, by deleting Section 5.10(a) of the Credit Agreement and replacing it with the following new Section 5.10(a):

“(a) Each Loan Party will, and will cause each Subsidiary to, (i) maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and against such risks (including loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents; (ii) maintain such other insurance as may be required by law; and (iii) upon request by an Administrative Agent, which request need not be made in writing, furnish the Administrative Agents with certificates evidencing the insurance required by this paragraph. In the event of Loan Parties’ failure to obtain or maintain the insurance required by this paragraph, the Administrative Agents shall have the right to obtain the required coverage and bill the applicable Borrowers for the premium payments therefor.”

3. No Default; Representations and Warranties, etc.

Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agents that as of the date hereof and after giving effect to the amendments set forth herein (a) the representations of the Loan Parties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (b) the Loan Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents to be observed or performed by them thereunder; (c) no Default shall have occurred and be continuing; and (d) the execution, delivery and performance by the Loan Parties of this Fourth Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Loan Parties, (ii) will not violate any applicable material law or regulation or the organizational documents of any Loan Party, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding on any Loan Party or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agents and the Lenders) which has not been obtained.

4. Effective Date.

Upon receipt by the Administrative Agents from each party hereto of either (i) a counterpart of this Fourth Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agents (which may include telecopy transmission of a signed signature page to this Fourth Amendment) that such party has signed a counterpart of this Fourth Amendment, the amendments set forth in this Fourth Amendment shall be deemed to be effective as of the date of this Fourth Amendment.

5. Confirmation of Guarantee and Collateral Documents.

Each Loan Guarantor hereby confirms that all Obligations of the Borrowers under the Credit Agreement are and shall continue to be entitled to the benefits of the guarantee set forth in Article X of the Credit Agreement, and each Loan Party hereby confirms that the Obligations under the Credit Agreement, and in respect of its guarantee under Article X of the Credit Agreement (in the case of the Loan Guarantors), are and shall continue to be entitled to the benefits of the collateral security provided by the Collateral Documents. Each Affiliate or Subsidiary of any Loan Party that is a party to any Other Collateral Documents hereby confirms that the Obligations under the Credit Agreement are and shall continue to be entitled to the benefits of the collateral security provided by the Other Collateral Documents.

6. Miscellaneous.

(a) The Loan Parties, the Lenders and the Administrative Agents hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Loan Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Loan Documents and all related documents shall remain in full force and effect. Nothing contained herein shall constitute an amendment or waiver of any provision of the Loan Documents, except such amendments as are expressly set forth herein.

(b) The Loan Parties jointly and severally agree to pay all reasonable out-of-pocket costs and expenses incurred by JPMorgan Chase Bank, N.A. and its respective Affiliates (including the reasonable fees, charges and disbursements of counsel for the Agent), in connection with the preparation of this Fourth Amendment.

(c) This Fourth Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d) This Fourth Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

CALGON CARBON CORPORATION

By:	/s/ Leroy M. Ball
Name: Leroy M. Ball
Title: Director

CALGON CARBON INVESTMENTS, INC.

By:	/s/ Leroy M. Ball
Name: Leroy M. Ball
Title: Director

BSC COLUMBUS, LLC

By:	/s/ Leroy M. Ball
Name: Leroy M. Ball
Title: Director

CCC COLUMBUS, LLC

By:	/s/ Leroy M. Ball
Name: Leroy M. Ball
Title: Director

EXECUTED AND DELIVERED as a Deed by CHEMVIRON CARBON LIMITED acting by:

Director:	/s/ C.H.S.(Kees)Majoor

Director/secretary: C.H.S. (Kees) Majoor

EXECUTED AND DELIVERED as a Deed by WATERLINK (UK) HOLDINGS LIMITED acting by:

Director:	/s/ C.H.S.(Kees)Majoor

Director/secretary: C.H.S. (Kees) Majoor

EXECUTED AND DELIVERED as a Deed by SUTCLIFFE SPEAKMAN LIMITED acting by:

Director:	/s/ C.H.S.(Kees)Majoor

Director/secretary: C.H.S. (Kees) Majoor

EXECUTED AND DELIVERED as a Deed by LAKELAND PROCESSING LIMITED acting by:

Director:	/s/ C.H.S.(Kees)Majoor

Director/secretary: C.H.S. (Kees) Majoor

EXECUTED AND DELIVERED as a Deed by CHARCOAL CLOTH (INTERNATIONAL)

LIMITED acting by:

Director:	/s/ C.H.S.(Kees)Majoor

Director/secretary: C.H.S. (Kees) Majoor

ADMINISTRATIVE AGENTS AND LENDERS:

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender

By:	/s/ Donna DiForio
Name: Donna DiForio
Title: Vice President

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent

By:	/s/ Tim Jacob
Name: Tim Jacob
Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Paul Rebholz
Name: Paul Rebholz
Title: Vice President